Electronic Arts Inc. Acquisition Announcement July 12 th , 2011 Exhibit 99.2

Some statements set forth in this presentation regarding EA’s acquisition of PopCap and the expected impact of the acquisition on EA’s strategic and operational plans, contain forward-looking statements that are subject to change.
These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the effect of the announcement of the acquisition on EA’s and PopCap’s strategic relationships, operating results and business generally, including the ability to retain key employees; EA’s ability to successfully integrate
PopCap’s operations and employees; the timing of the completions of the acquisition; general economic conditions;
and other factors described in EA’s SEC filings (including EA’s Annual Report on Form 10-K for the year ended March
31, 2011). If any of these risks or uncertainties materializes, the potential benefits of the acquisition may not be realized, EA’s and/or PopCap’s operating results and financial performance could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. These forward-looking statements speak only as of the date of this presentation. EA assumes no obligation to update these forward-looking statements.
The preliminary financial results set forth in this presentation, including EA’s preliminary results for the first quarter of fiscal 2012 and business outlook for future periods are estimates based on information currently available to Electronic
Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that
Electronic Arts ultimately reports in its Annual Report on Form 10-Q for the fiscal quarter ended June 30, 2011 and in subsequent filings. Furthermore, the financial information included in this presentation regarding PopCap is based on information currently available to Electronic Arts as of the date of this presentation and is subject to change. In addition, following the acquisition, the accounting policies of PopCap will be reconciled with those of Electronic Arts, which may cause reported revenue and profits of PopCap to be lower than currently presented.
These forward-looking statements are valid as of July 12, 2011 only. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements.
In addition, this presentation includes various third party estimates regarding the total available segment and other measures, which have not been independently verified by us. Further, Electronic Arts does not guarantee the accuracy or reliability of any such information or forecast.
Safe Harbor Statement

Summary

PopCap accelerates EA’s winning digital strategy
PopCap strengthens EA’s position as a leader in casual gaming and accelerates EA toward a $1 billion digital business
Casual gaming is the industry’s fastest growing segment
PopCap is a leader on the fastest growing digital gaming platforms, with five very strong casual IPs
Acquisition price is $650 M cash, plus $100 M EA stock and a non-
GAAP EBIT-based earn-out, resulting in a CY12 EBIT multiple range of 10X to 20X
This transaction is expected to be at least $0.10 non-GAAP EPS accretive in fiscal 2013
EA intends to drive further EPS accretion through ongoing share repurchase program

PopCap At A Glance

IP has been strong for many years
Franchise revenue has continued to grow over time
Franchise
Years in
Release
# of
Titles
Major Platforms
Bejeweled 11 5
Facebook, iOS, Android,
XBLA, DS, PSN, Wii, WP7,
PC
PvZ 2 1
iOS, Android, XBLA, DS,
PSN, Mac, PC
Zuma 7 3
Facebook, XBLA, DS, PSN,
Mac, PC
Bookworm 7 3 iOS, XBLA, DS, Mac, PC
Peggle 4 2
iOS, XBLA, DS, PSN, Mac,
PC
Games Well Suited to Emerging Platforms
Ideal for touch / simple controls
Strong characters
Mass appeal
Flexible monetization
Success across mobile devices
Fun & approachable gameplay
Overview of PopCap
Founded in 2000. Headquartered in
Seattle, WA
~475 employees
Award-winning and durable IP
80% of PopCap revenue is digital
PopCap has strong IP and a proven ability to create new hits

PopCap Strategic Overview
PopCap accelerates EA’s ongoing digital transformation

Long-term game sector growth
is led by digital
Smartphones, smartpads/tablet,
social, PC, IPTV are key platforms
Casual gaming is driving growth with
new consumer demographic
Asia is an important opportunity in
digital
80% of revenue in CY2010 was
digital; > 40% revenue growth rate in
March 2011 quarter
IP expected to gain more distribution
on the highest growth platforms
Well positioned for social games in
Asia
Owns five strong evergreen
franchises with the unique ability to
create compelling future casual IP
across all platforms
PopCap maps well to the digital
opportunity

Financial Summary of Transaction
Deal is expected to be non-GAAP EPS neutral in FY12 and highly accretive in FY13:
Up-front $650 M cash, $100 M EA stock, with potential of up to $550 M earn-out
Up to $50 M in long-term equity retention awards
Effective PopCap purchase price multiples will decline to the degree the earn-out amount increases:
10x PopCap CY12 non-GAAP EBIT in Upper-End Earn-out Scenario
20x PopCap CY12 non-GAAP EBIT in Low-End/No Earn-out Scenario
5
EPS Impact
FY2012 FY2013
Non-GAAP ~$0.00 ~$0.10
GAAP ~$0.00 ~ ($0.10)
Note:
These forward-looking statements are valid as of July 12, 2011 only and are subject to change.

-

15
20
25
-10% 0% 10% 20% 30% 40% 50% 60% 70% 80%
Worldwide Industry Growth Segments
Casual/Social/
Mobile/Tablet/
Browser/Free-to-Play
MMO
Subs + Full Game Downloads
Core Packaged -
Related Digital
Core
Packaged
CY09 – CY11 CAGR
Source: EA estimates

PopCap enhances
EA’s position in one
of gaming’s most
important segments

Sector Analysis – Game Market Mobile & Social growth outpacing other video game sectors 7 Worldwide Video Game Market Size Estimates by Platform (in $ billions)

Sector Analysis – Mobile/Social Casual games are driving platform growth on smart phones and social network sites 8

PopCap Maps Well to New Platform Opportunities
PopCap delivers proven best sellers on multiple platforms with recent breakout success on iOS

Top Grossing iOS Games for 2010
iTunes Rewind 2010
# iPhone Game Publisher
1 Angry Birds Electronic Arts
2 Call of Duty: Zombies Activision
3 Bejeweled 2+Blitz PopCap Games
4 Zombie Farm PlayForge
5 Tetris Electronic Arts
6 Plants vs Zombies PopCap Games
7 Doodle Jump Lima Sky
8 Monopoly Electronic Arts
9 The Sims 3 Electronic Arts
10 Words With Friends Zynga
EA & PopCap Games in Top 10: 6
Top PC Retail Game Publishers for 2010
NPD PC Games $000s
# Publisher 2008 2009 2010
1 Activision Blizzard $165,467 $118,905 $279,616
2 Electronic Arts 194,288 210,510 139,706
3 Take 2 Interactive 29,568 28,903 38,223
4 THQ 41,895 40,733 20,003
5 Square Enix 21,025 6,600 18,013
6 Encore 14,862 16,170 17,193
7 Atari 16,528 17,268 14,859
8 PopCap Games 5,899 10,528 13,838
9 Bethesda SoftWorks 13,077 12,117 13,760
10 Microsoft 32,586 25,242 13,371
Total $704,982 $682,046 $701,252
EA & PopCap Share 28% 32% 22%

1. PopCap has the highest player
engagement of any Top 5
Facebook Game Publisher at 25%
(DAU/MAU)
2. PopCap has achieved Top 5
success through only two
evergreen franchises: Bejeweled
and Zuma
3. After 18+ months in the market,
Bejeweled Blitz is #6 in terms of
DAUs and #1 in player
engagement (out of the Top 10)
Success on Facebook – Winning Combination

EA + PopCap = Solid #2 Games Publisher with Big Brands Coming Soon
4.   Future outlook is strong with top
IP from both EA and PopCap to
come
DAUs in MMs (Q2 CY11)
Rank Developer DAUs
1 Zynga 53.6
2 EA + PopCap 10.0
3 Wooga 4.5
4 Playdom 3.7
5 Digital Chocolate 3.0
Source: Appdata.com as of July 8th, 2011

Full Year
Pro Forma
Annualized
Pro Forma
Q4 FY11
Q4 FY11
Pro Forma
PopCap - Console
PopCap - PC
PopCap - Mobile
EA - Total Digital
PopCap Further Accelerates EA’s Digital Growth

Pro Forma Non-GAAP Digital Net Revenue
* Note: EA’s Digital non-GAAP net revenue excludes one-time events
Preliminary PopCap estimates as of July 12, 2011, subject to change
$267 M
$1,068 M
EA & PopCap deliver a >$1 billion digital non-GAAP revenue run rate
*
*

EA Financial Update
1

Revenue Guidance Update:
Share Repurchase Program Update:
2
Repurchase program remains intact
As of July 1, 2011, EA has repurchased a total of 7.1 million shares for $149 million
Notes:
1. Preliminary estimates as of July 12, 2011, subject to change
2. Repurchase data shown on a shares settled basis. EA is not obligated to repurchase any specific number of shares under the program and the repurchase program may be modified, suspended or discontinued at any time
FY12 Non-GAAP Revenue
Guidance ($ Millions)
Low End High End
FY12 GAAP Revenue
Guidance ($ Millions)
Low End High End
Reaffirmed EA Standalone $3,750 $3,950 Reaffirmed EA Standalone $3,700 $3,900
PopCap Partial Year
Contribution
$50 $75
PopCap Partial Year
Contribution
$25 $50
Revised Combined Guidance $3,800 $4,025 Revised Combined Guidance $3,725 $3,950

GAAP to Non-GAAP Reconciliation
In its press release dated July 12, 2011 announcing the PopCap acquisition, Electronic Arts has provided its preliminary estimates for the first quarter of fiscal 2012 and business outlook for the second quarter of fiscal 2012 and the full fiscal year 2012. The following table provides a reconciliation of the non-GAAP financial measures for the periods presented to the nearest comparable GAAP financial measures. These are preliminary estimates and expectations based on current information as of July 12, 2011 and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth herein. The reconciliation provided below reflects rounding and other approximations.
(in millions except for EPS)
Low High Low High Low High
  GAAP Net Income (Loss) 212 $        222 $        (364) $       (320) $       (14) $         88 $
Acquisition-related expenses 18              18              30              25              95              85
Change in deferred net revenue
  (packaged goods and digital content (475)          (475)          275           275           75              75
Restructuring and other 18              18              5                5                23              23
Stock-based compensation 38              38              50              50              175           175
Income tax adjustments 57              57              (46)            (52)            (120)          (145)
  Non-GAAP Net Income (Loss) (132) $       (122) $       (50) $         (17) $         234 $        301 $
  GAAP EPS 0.63 $       0.66 $       (1.10) $      (0.97) $      (0.04) $      0.26 $
  Shares used for GAAP EPS 337           337           331           331           330           334
  Non-GAAP EPS (0.40) $      (0.37) $      (0.15) $      (0.05) $      0.70 $       0.90 $
  Shares used for non-GAAP EPS 331           331           331           331           334           334
  GAAP Revenue 975 $        1,000 $     3,725 $     3,950 $
Change in deferred net revenue
  (packaged goods and digital content (475)          (475)          75              75
  Non-GAAP Revenue 500 $        525 $        3,800 $     4,025 $
Q1 FY12 Q2 FY12 FY12

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance.
The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with
GAAP. The non-GAAP financial measures used by Electronic Arts include: non-GAAP net revenue and non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items, as applicable in a given reporting period, from the Company’s unaudited condensed consolidated statements of operations:
Acquisition-related expenses
Change in deferred net revenue (packaged goods and digital content)
Gain (loss) on strategic investments
Loss on lease obligation and facilities acquisition
Loss on licensed intellectual property commitment
Restructuring charges
Stock-based compensation
Income tax adjustments
Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses. Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding
GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook.
Non-GAAP Financial Measures